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                                                                      EXHIBIT 21

                          HILLENBRAND INDUSTRIES, INC.
                         SUBSIDIARIES OF THE REGISTRANT

      All subsidiaries of the Company are wholly-owned Indiana corporations, unless otherwise noted.

      Batesville Services, Inc.
      Hill-Rom, Inc.
      Hillenbrand Properties, Inc.
      Travel Services, Inc.
      Memory Showcase, Inc.
      Sleep Options, Inc.
      The Acorn Development Group, Inc.
      Sycamore Insurance Company Limited, a Bermuda corporation
      Larkspur Holdings, Inc., a Delaware corporation
      Forethought Federal Savings Bank, federally chartered

      Subsidiaries of Batesville Services, Inc.
            Batesville Casket Company, Inc.
            Batesville International Corporation
            Batesville Logistics, Inc.
            Batesville Manufacturing, Inc.
            Batesville Casket de Mexico, S.A. de C.V., a Mexican corporation Green Tree Manufacturing, Inc.
            MCP, Inc.
            Modern Wood Products, Inc.
            WCP, Inc.

      Subsidiary of Batesville Casket de Mexico, S.A. de C.V.
            Industrias Arga, S.A. de C.V., a Mexican corporation

      Subsidiaries of Hill-Rom, Inc.
            Advanced Respiratory, Inc., a Minnesota corporation
            Allen Medical Systems, Inc.
            Hill-Rom Company, Inc.
            MEDIQ, Incorporated, a Delaware corporation

      Subsidiaries of Hill-Rom Company, Inc.
            NaviCare Systems, Inc., a Minnesota corporation
            PaTMark Company, Inc., a Delaware corporation
            Hill-Rom International, Inc.

      Subsidiary of PaTMark Company, Inc.
            Hill-Rom Manufacturing, Inc., a Delaware corporation

      Subsidiaries of Hill-Rom International Inc.
            Hill-Rom Australia Pty, Ltd, an Australian corporation Hill-Rom Asia Limited, a Hong-Kong corporation

      Subsidiaries of Hill-Rom Manufacturing Inc.
            Hill-Rom Services, Inc., a Delaware corporation
            Fisher Berkeley Corporation, a California corporation

      Subsidiary of Hill-Rom Services, Inc.
            Hill-Rom SARL, a French corporation

      Subsidiary of MEDIQ, Incorporated
            MEDIQ/PRN Life Support Services, Inc., a Delaware corporation

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            MEDIQ/PRN Property Management LLC, a Delaware corporation

      Subsidiary of Allen Medical Systems, Inc.
            AMATECH Corporation

      Subsidiary of Hill-Rom Services, Inc.
            Hill-Rom International B.V., a Netherlands corporation

      Subsidiaries of Hill-Rom International B.V.
            Hill-Rom B.V., a Netherlands corporation
            Hill-Rom Ltd., a United Kingdom corporation
            Hillrom S.A., a Switzerland corporation
            HR Netherlands B.V., a Netherlands corporation
            HR Investments B.V., a Netherlands corporation
            Hill-Rom Austria GmbH, an Austrian corporation

      Subsidiaries of Hill-Rom, Ltd. (UK)
            Hill-Rom (UK), Ltd., a United Kingdom corporation
            Batesville Casket UK, Ltd., a United Kingdom corporation

      Jointly owned subsidiary of Hill-Rom International B.V. and Hill-Rom Services, Inc.
            Hill-Rom GmbH, a German corporation

      Subsidiaries of Hill-Rom SARL
            Hill-Rom Industries SA, a French corporation
            Hill-Rom, S.p.A, an Italian corporation
            Hill-Rom SAS, a French corporation
            SCI Le Couviour Immoblier, a French corporation
            Hill-Rom Iberia S.L., a Spanish corporation
            Hill-Rom Medibed AB, a Swedish corporation

      Jointly owned subsidiary of Batesville International Corporation, Hill-Rom, Inc., Hill-Rom Manufacturing, Inc. and Hill-Rom Company, Inc.
            Hillenbrand Industries Canada, Ltd., an Ontario (Canada) corporation

      Jointly owned subsidiary of Hillenbrand Industries, Inc., Hill-Rom Company, Inc., Batesville Services, Inc. and Hill-Rom Manufacturing, Inc.
            Hillenbrand Industries FSC (Barbados), Inc., a Barbados corporation

      Subsidiaries of Hillenbrand Properties, Inc.
            Cutler Property, Inc.

      Jointly owned subsidiary of Sycamore Insurance Company Limited and Larkspur Holdings, Inc.
            Larkspur Ridge, LLC, a Delaware corporation

      Jointly owned by Green Tree Manufacturing, Inc. and
      Modern Wood Products, Inc.
            Global Products Co, Inc., S.A. de C.V., a Mexican corporation

      Jointly owned by MCP, Inc. and WCP, Inc.
            NADCO, S.A. de C.V., a Mexican corporation

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